Exhibit 10.142

$470,000.00 Atlanta, Georgia
As of November 1, 2015

REPLACEMENT PROMISSORY NOTE

FOR VALUE RECEIVED, NEW BEGINNINGS CARE, LLC, SAVANNAH BEACH HEALTHCARE & REHAB, LLC, OCEANSIDE HEALTHCARE & REHAB, LLC and JEFFERSONVILLE HEALTHCARE & REHAB, LLC, each a Tennessee limited liability company (hereinafter collectively referred to as “Maker”), jointly and severally, promise to pay to the order of ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (hereinafter, together with any other holder hereof, referred to as “Holder”), at Two Buckhead Plaza, 3050 Peachtree Road, NW, Suite 355, Atlanta, Georgia 30305, or to such other party or parties as Holder from may from time to time designate in writing, the principal sum of FOUR HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS ($470,000.00), together with simple interest accruing on the unpaid balance of this Note at a rate equal to thirteen and one-half percent (13.5%) per annum (the “Interest Rate”).

Payments of interest only shall be made monthly commencing on November 30, 2015 and continuing on the last day of each month thereafter. The principal sum of this Note together with all accrued and unpaid interest is due and payable on October 31, 2016 (the “Maturity Date”).

The principal amount of the Note together with accrued interest may be prepaid in whole from time to time and at any time without premium or penalty.

If the payment obligation under this Note is not paid when due, the Holder shall provide written notice of default to the Maker at the address written above, and Maker will have five (5) days from the receipt of such written notice to cure the default. If Maker fails to cure any payment default within the cure period, the Maker will be obligated to pay the Holder’s costs of collection, including reasonable attorney fees actually incurred. Any payment which is not paid within the cure period (including that which may become due upon acceleration as hereinafter provided) will bear interest at the rate which is eight percent (8%) per annum in excess of the Interest Rate (the “Default Rate”), from the date of the payment default until paid.

If Maker fails to pay when due any amount payable hereunder, then, after the notice and expiration of the cure period described above, the entire unpaid principal balance of this Note, together with accrued interest thereon, will, at the option of Holder, be immediately due and payable, and Holder may proceed forthwith to collect the same regardless of the stipulated date of maturity, TIME BEING OF THE ESSENCE HEREOF FOR ALL PURPOSES. Neither Holder’s failure to exercise this right of acceleration of the maturity of the indebtedness evidenced hereby, nor Holder’s acceptance of one or more past due installments, nor Holder’s granting of any indulgences from time to time, will constitute a novation of this contract or a waiver of the right of Holder thereafter to insist upon strict compliance with the terms of this Note.

This Replacement Promissory note supersedes and replaces that certain $100,000.00 Promissory Note dated August 1, 2015.

No extension of time for the payment of this Note or any installment due hereunder will release, discharge, modify or change the liability of the Maker or any endorser under this Note.

This Note may not be assigned to or assumed by any other party, without the express written consent of the Maker and the Holder.

A default under those certain operations transfer agreements between Maker and affiliates of Holder as more particularly described in the Master Sublease (as defined below).

A default by the Sublessee under that certain master sublease agreement of even date herewith (the “Master Sublease”) shall constitute a default under this Note.

A default by Maker or its affiliated entity under any indebtedness (where the principal amount of such indebtedness exceeds $500,000.00) shall constitute a default under this Note.

Maker agrees that, upon Holder’s request, Maker shall grant Holder a security interest in Maker’s accounts receivable as collateral for Maker’s obligations under this Note. Maker further agrees to cooperate and to use its reasonable best efforts to cause any lender then holding a security interest in such accounts receivable to consent to a subordinate security interest in favor of Holder.

The terms of this Note are binding upon and inure to the benefit of the parties, and their respective legal representatives, successors and assigns. This instrument is governed by the laws of the State of Georgia. Whenever the singular or plural number or the masculine, feminine or neuter gender is used herein, it will equally include the other.

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IN WITNESS WHEREOF, Maker has executed this Note effective as of the day and year first above written.

NEW BEGINNINGS CARE, LLC

By:    /s/ Trent Tolbert
Name:    Trent Tolbert
Title:    CAO

SAVANNAH BEACH HEALTHCARE
& REHAB, LLC

By:    /s/ Trent Tolbert
Name:    Trent Tolbert
Title:    CAO

OCEANSIDE HEALTHCARE &
REHAB, LLC

By:    /s/ Trent Tolbert
Name:    Trent Tolbert
Title:    CAO

JEFFERSONVILLE HEALTHCARE
& REHAB, LLC

By:    /s/ Trent Tolbert
Name:    Trent Tolbert
Title:    CAO

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